UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2015

Annual Report
to Shareholders

Deutsche Core Fixed Income Fund

Contents

3 Letter to Shareholders

4 Portfolio Management Review

10 Performance Summary

13 Investment Portfolio

27 Statement of Assets and Liabilities

29 Statement of Operations

31 Statement of Changes in Net Assets

32 Financial Highlights

38 Notes to Financial Statements

54 Report of Independent Registered Public Accounting Firm

55 Information About Your Fund's Expenses

56 Tax Information

57 Advisory Agreement Board Considerations and Fee Evaluation

62 Board Members and Officers

67 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may engage in forward commitment transactions which could subject the fund to counterparty and leverage risk. Leverage can magnify losses. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

About Spread Sectors

Spread sectors are areas of the bond market that trade at a yield advantage, or credit spread, relative to U.S. Treasuries. These include more highly rated sectors such as investment-grade corporate bonds and mortgage-backed securities, as well as more speculative sectors including high-yield corporate bonds. All of these sectors are to varying degrees sensitive to investors' tolerance of credit risk. Yield spreads offered in these areas typically narrow (and prices rise) as the economic outlook improves and investors become more confident that they will receive promised payments of principal and interest. Conversely, as the outlook weakens, spread sectors may underperform. The fund's managers actively shift the balance between spread sectors and U.S. Treasuries based on the outlook for the economy and interest rates, while closely analyzing each potential holding within spread sectors on the basis of relative valuation and credit outlook.

For the annual period ended October 31, 2015, the total return of Deutsche Core Fixed Income Fund was 0.65%. By comparison, the fund's benchmark, the Barclays U.S. Aggregate Bond Index, delivered a 1.96% return.

At the beginning of the period, there was ongoing speculation over when the U.S. Federal Reserve Board (the Fed) would initiate a cycle of hikes in its benchmark short-term lending rate, after several years of maintaining a zero interest rate policy. However, the Fed remained in a data-dependent "wait and see" mode for the entire period, despite the overall modest upward progress of the U.S. economy. The Fed's patient stance was supported by a strong dollar and the absence of upward pressures on U.S. inflation and wages, against a global backdrop of heightened macroeconomic and geopolitical uncertainty.

"China concerns were spotlighted in mid-August by the government's devaluation of the renminbi over three days."

On the geopolitical front, the list of concerns included the ongoing standoff between Russia and Ukraine and the threat to stability in the Middle East posed by militant Islamic fundamentalists with territorial ambitions. After peaking in June of 2014, the price of crude oil on global markets began a decline which accelerated in the fall of 2014. The more than halving of the price of oil, along with weakness in commodities overall and the strong U.S. dollar, put a number of emerging-markets economies under severe stress. In this vein, Brazil, by recent GDP measures the world's seventh-largest economy, was in recession over the 12-month period ended October 31, 2015, as the real plunged and sovereign yields signaled the possibility of default, amidst an ongoing political crisis.

In early 2015, the European Central Bank began a program of sovereign bond purchases in an effort to avert deflation. The next several months in Europe were dominated by the threat of a Greek default and exit from the common currency. The Greece crisis would be displaced in global economic headlines by heightened concerns over slowing growth in China, which has for some time been the primary source of incremental demand for the global economy. The China concerns were spotlighted in mid-August by the government's devaluation of the renminbi over three days, which raised fears of a global currency war.

For the 12 months ended October 31, 2015, credit spreads — the incremental yield offered by lower-quality vs. higher-quality fixed-income instruments — generally widened on mounting concerns over global growth. U.S. Treasury yields ended the period somewhat higher on short maturities while declining farther out along the yield curve, resulting in an overall flattening of the curve. Specifically, the two-year yield went from 0.50% to 0.75%, the five-year from 1.62% to 1.52%, the 10-year from 2.35% to 2.16% and the 30-year from 3.07% to 2.93%.

Positive and Negative Contributors to Performance

In an environment of widening credit spreads, the principal detractor from the fund’s relative performance was our above-benchmark stance with respect to credit-oriented sectors. In this vein, an overweight position in and exposure to energy-related credits within investment-grade corporate issues constrained returns.

The fund also had significant exposure to securitized sectors including residential mortgage-backed (MBS), commercial mortgage-backed (CMBS), collateralized mortgage obligations (CMOs) and asset-backed securities (ABS). The fund's positioning in MBS and CMBS added to relative return, as those segments outperformed U.S. investment-grade corporate issues.

We used interest-rate derivatives as part of implementing the fund's positioning along the yield curve or taking tactical positions with respect to overall duration, which detracted from returns for the 12 months.

Outlook and Positioning

At the end of the period, the bulk of the portfolio was allocated approximately as follows: 25% to investment-grade corporate bonds, 29% to U.S. Treasuries, 21% to pass-through mortgage-backed securities (MBS) and 18% collectively to collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS).

There continues to be substantial uncertainty around events which could act as a pivot point for credit sentiment globally, including, as has been the case for several quarters, the timing of the Fed’s hiking cycle. While the crisis around Greece’s status with respect to the European Union has receded for the time being, there is heightened sensitivity to data and headlines concerning the major economies of China and Brazil. Against this backdrop, we have continued to closely monitor the Fund’s risk profile. In this vein, we are carefully assessing the risk/reward trade-offs with respect to the major segments of the fixed-income market. Despite a reasonably strong overall earnings backdrop, we have been somewhat cautious on investment-grade corporates given current valuations and increased use of debt by companies to finance acquisitions. However, we have recently been selectively adding exposure to corporates given the spread widening over the last few quarters. We currently view high-yield corporates as more attractively valued than investment-grade, while erring on the side of quality within the segment. We have also been looking to further the fund’s diversification into structured sectors such as MBS and CMBS. We will continue to look for opportunities to diversify risks in the portfolio and for relative valuation opportunities created by heightened volatility.

As always, we will continue to focus strongly on credit analysis, portfolio diversification and risk management, while seeking to maintain an attractive level of income for shareholders.

Portfolio Management Team

William Chepolis, CFA, Managing Director

— Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

Gregory M. Staples, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.

— Co-Head of Fixed Income for North America: New York.

— BA in Economics, Columbia College; MBA, New York University, Stern School of Business.

Thomas M. Farina, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2006 with 12 years of industry experience. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.

— Senior Portfolio Manager and Head of the Corporate Sector Fixed Income Team: New York.

— BA and MA in Economics, State University of New York at Albany.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Collateralized mortgage obligations (CMOs) are securities structured to provide investors with specified cash flows from payments of principal and interest on underlying mortgages.

Asset-backed securities (ABS) are bonds backed by receivables from consumer debt, including credit cards, home equity loans and auto loans.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Duration — a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

Performance Summary October 31, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	0.65%	3.20%	2.53%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–3.88%	2.25%	2.06%
Barclays U.S. Aggregate Bond Index†	1.96%	3.03%	4.72%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–0.11%	2.44%	1.77%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–3.07%	2.26%	1.77%
Barclays U.S. Aggregate Bond Index†	1.96%	3.03%	4.72%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–0.00%	2.45%	1.77%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.00%	2.45%	1.77%
Barclays U.S. Aggregate Bond Index†	1.96%	3.03%	4.72%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	0.50%	2.96%	2.30%
Barclays U.S. Aggregate Bond Index†	1.96%	3.03%	4.72%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	.80%	3.39%	2.72%
Barclays U.S. Aggregate Bond Index†	1.96%	3.03%	4.72%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
No Sales Charges	0.91%	3.47%	2.79%
Barclays U.S. Aggregate Bond Index†	1.96%	3.03%	4.72%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015 are 1.06%, 1.89%, 1.76%, 1.41%, 0.75% and 0.71% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Core Fixed Income Fund — Class A ■ Barclays U.S. Aggregate Bond Index†

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value
10/31/15	$ 9.85	$ 9.84	$ 9.85	$ 9.90	$ 9.84	$ 9.85
10/31/14	$ 9.94	$ 9.94	$ 9.94	$ 9.99	$ 9.93	$ 9.94
Distribution Information as of 10/31/15
Income Dividends, Twelve Months	$ .22	$ .14	$ .14	$ .19	$ .23	$ .24
October Income Dividend	$ .0176	$ .0124	$ .0111	$ .0154	$ .0190	$ .0199
SEC 30-day Yield††	2.00%	1.55%	1.35%	1.85%	2.24%	2.35%
Current Annualized Distribution Rate††	2.14%	1.51%	1.35%	1.87%	2.32%	2.42%

†† The SEC yield is net investment income per share earned over the month ended October 31, 2015, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.76%, 1.19%, 1.38%, 2.15% and 2.19% for Class A, C, R, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2015. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.90%, 1.19%, 1.40%, 2.23% and 2.26% for Class A, C, R, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2015

	Principal Amount ($)	Value ($)

Corporate Bonds 29.1%
Consumer Discretionary 2.5%
21st Century Fox America, Inc.:
144A, 3.7%, 10/15/2025	100,000	100,010
144A, 4.95%, 10/15/2045	75,000	76,741
CCO Safari II LLC:
144A, 3.579%, 7/23/2020	250,000	250,938
144A, 4.908%, 7/23/2025	150,000	152,473
144A, 6.484%, 10/23/2045	150,000	155,549
CVS Health Corp., 5.125%, 7/20/2045	325,000	348,428
DIRECTV Holdings LLC, 3.8%, 3/15/2022	550,000	563,153
Discovery Communications LLC, 4.875%, 4/1/2043	165,000	145,896
General Motors Financial Co., Inc., 3.2%, 7/13/2020	320,000	317,466
Hyundai Capital America, 144A, 3.0%, 10/30/2020	940,000	938,680
The Gap, Inc., 5.95%, 4/12/2021	790,000	839,990
Time Warner Cable, Inc., 7.3%, 7/1/2038	300,000	324,977
Volkswagen Group of America Finance LLC, 144A, 2.125%, 5/23/2019	237,000	226,427
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044	330,000	305,665
		4,746,393
Consumer Staples 0.8%
Altria Group, Inc.:
4.25%, 8/9/2042	250,000	235,985
10.2%, 2/6/2039	261,000	431,450
Reynolds American, Inc.:
4.45%, 6/12/2025	210,000	219,133
4.75%, 11/1/2042	325,000	312,175
5.85%, 8/15/2045	120,000	133,120
Sysco Corp., 3.75%, 10/1/2025	245,000	249,380
		1,581,243
Energy 3.4%
Diamond Offshore Drilling, Inc., 5.7%, 10/15/2039 (a)	250,000	194,791
Energy Transfer Partners LP, 4.65%, 6/1/2021	700,000	694,631
Ensco PLC:
4.7%, 3/15/2021 (a)	250,000	224,969
5.75%, 10/1/2044	190,000	143,956
Freeport-McMoran Oil & Gas LLC, 6.875%, 2/15/2023	520,000	457,600
Kinder Morgan Energy Partners LP, 6.375%, 3/1/2041	60,000	54,328
Kinder Morgan, Inc., 3.05%, 12/1/2019	275,000	266,569
Noble Holding International Ltd., 4.0%, 3/16/2018	110,000	101,115
Petrobras Global Finance BV, 3.5%, 2/6/2017	1,000,000	966,500
Petroleos Mexicanos, 3.5%, 1/30/2023	550,000	510,675
Petronas Global Sukuk Ltd., 144A, 2.707%, 3/18/2020	750,000	745,248
Regency Energy Partners LP, 5.5%, 4/15/2023	375,000	363,675
Rowan Companies, Inc., 5.85%, 1/15/2044	260,000	181,697
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044	250,000	198,127
Transocean, Inc., 4.3%, 10/15/2022	750,000	490,215
Williams Partners LP:
3.6%, 3/15/2022	500,000	451,092
4.0%, 9/15/2025 (a)	470,000	399,980
		6,445,168
Financials 15.5%
AEGON Funding Co., LLC, 5.75%, 12/15/2020	420,000	475,181
Apollo Investment Corp., 5.25%, 3/3/2025	450,000	447,778
Ares Capital Corp., 3.875%, 1/15/2020 (a)	685,000	701,652
Banco Bilbao Vizcaya Argentaria SA, 3.0%, 10/20/2020	620,000	621,246
Bank of America Corp.:
3.875%, 8/1/2025	500,000	508,705
5.75%, 12/1/2017 (a)	1,000,000	1,080,502
Banque Federative du Credit Mutuel SA, 144A, 2.75%, 10/15/2020	505,000	504,523
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044	225,000	229,918
BPCE SA, 2.5%, 7/15/2019	375,000	378,660
Capital One NA, 2.95%, 7/23/2021	530,000	527,321
CBL & Associates LP:
(REIT), 4.6%, 10/15/2024	485,000	460,091
(REIT), 5.25%, 12/1/2023	250,000	256,046
Citigroup, Inc., 4.05%, 7/30/2022 (a)	375,000	385,120
Commonwealth Bank of Australia, 2.4%, 11/2/2020 (b)	475,000	473,205
Compass Bank, 1.85%, 9/29/2017 (a)	500,000	497,870
Danske Bank AS, 144A, 2.75%, 9/17/2020	625,000	630,102
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044	325,000	314,180
FS Investment Corp., 4.75%, 5/15/2022	350,000	343,637
General Electric Capital Corp., Series A, 6.875%, 1/10/2039	250,000	340,139
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019	610,000	620,222
Grain Spectrum Funding II LLC, 144A, 3.29%, 10/10/2019	171,047	170,705
Healthcare Trust of America Holdings LP, (REIT), 3.375%, 7/15/2021	500,000	496,957
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022	500,000	516,318
HSBC Finance Corp., 5.5%, 1/19/2016	500,000	504,993
HSBC Holdings PLC:
5.625%, 12/29/2049 (a)	410,000	409,744
6.375%, 12/29/2049	610,000	602,375
Industrial & Commercial Bank of China Ltd., 3.231%, 11/13/2019	310,000	316,693
Intesa Sanpaolo SpA, 3.875%, 1/15/2019	700,000	727,945
Jefferies Group LLC:
5.125%, 4/13/2018	500,000	525,727
6.5%, 1/20/2043	125,000	122,343
JPMorgan Chase & Co., 3.9%, 7/15/2025	500,000	511,992
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044	125,000	123,526
Legg Mason, Inc., 5.625%, 1/15/2044	300,000	311,501
Lloyds Bank PLC, 2.4%, 3/17/2020	750,000	749,654
Loews Corp., 4.125%, 5/15/2043	250,000	229,143
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020	625,000	693,323
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065	160,000	147,907
Morgan Stanley:
1.75%, 2/25/2016 (a)	700,000	702,486
Series F, 5.625%, 9/23/2019	1,410,000	1,571,005
Murray Street Investment Trust I, 4.647%, 3/9/2017	750,000	779,821
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044	250,000	261,383
Nordea Bank AB, 144A, 2.5%, 9/17/2020	510,000	512,561
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024	500,000	508,349
Prologis International Funding II SA, 144A, 4.875%, 2/15/2020	750,000	795,961
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018	1,300,000	1,304,325
Regions Bank, 2.25%, 9/14/2018	485,000	486,733
Royal Bank of Scotland Group PLC, 1.875%, 3/31/2017	500,000	498,226
Royal Bank of Scotland PLC, 4.375%, 3/16/2016	750,000	759,487
Santander Bank NA, 2.0%, 1/12/2018	500,000	497,865
Santander Holdings U.S.A., Inc., 4.5%, 7/17/2025	290,000	294,663
Scentre Group Trust 1:
144A, (REIT), 2.375%, 4/28/2021	350,000	335,499
144A, (REIT), 3.5%, 2/12/2025	450,000	436,100
Select Income REIT, (REIT), 4.15%, 2/1/2022	470,000	463,010
Societe Generale SA:
144A, 2.625%, 9/16/2020	625,000	628,297
144A, 6.0%, 10/27/2049 (a)	750,000	712,500
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042	250,000	239,513
Trinity Acquisition PLC, 6.125%, 8/15/2043	200,000	218,000
UBS AG, 1.375%, 6/1/2017	340,000	339,630
		29,302,358
Health Care 1.8%
AbbVie, Inc.:
3.6%, 5/14/2025	175,000	172,030
4.5%, 5/14/2035	120,000	114,474
4.7%, 5/14/2045	270,000	258,453
Actavis Funding SCS, 4.75%, 3/15/2045	145,000	138,665
Actavis, Inc., 3.25%, 10/1/2022	353,000	345,693
Anthem, Inc., 3.3%, 1/15/2023	250,000	247,894
Baxalta, Inc.:
144A, 4.0%, 6/23/2025	150,000	150,825
144A, 5.25%, 6/23/2045	100,000	101,847
Biogen, Inc., 5.2%, 9/15/2045	110,000	110,935
Celgene Corp.:
3.875%, 8/15/2025	355,000	355,935
5.0%, 8/15/2045	105,000	105,371
Gilead Sciences, Inc.:
3.65%, 3/1/2026	525,000	530,779
4.75%, 3/1/2046	180,000	182,084
Stryker Corp., 3.375%, 11/1/2025	265,000	264,880
UnitedHealth Group, Inc., 3.75%, 7/15/2025	300,000	312,813
		3,392,678
Industrials 1.5%
Burlington Northern Santa Fe LLC, 4.7%, 9/1/2045	170,000	173,103
Masco Corp., 6.125%, 10/3/2016	2,000,000	2,082,500
Molex Electronic Technologies LLC:
144A, 2.878%, 4/15/2020	335,000	327,329
144A, 3.9%, 4/15/2025	260,000	252,363
		2,835,295
Information Technology 1.7%
Alibaba Group Holding Ltd.:
144A, 3.125%, 11/28/2021	114,000	112,242
144A, 3.6%, 11/28/2024	334,000	323,045
Apple, Inc., 3.45%, 2/9/2045	200,000	172,527
Fidelity National Information Services, Inc., 3.625%, 10/15/2020	447,000	454,946
Hewlett Packard Enterprise Co.:
144A, 3.6%, 10/15/2020	315,000	317,251
144A, 4.9%, 10/15/2025	455,000	449,606
144A, 6.35%, 10/15/2045	225,000	217,961
Hewlett-Packard Co., 6.0%, 9/15/2041	250,000	240,408
KLA-Tencor Corp., 4.65%, 11/1/2024	150,000	151,043
Lam Research Corp., 2.75%, 3/15/2020	340,000	333,824
Seagate HDD Cayman, 144A, 5.75%, 12/1/2034	470,000	397,715
		3,170,568
Materials 0.2%
Corporacion Nacional del Cobre de Chile, REG S, 7.5%, 1/15/2019	200,000	228,477
Glencore Funding LLC, 144A, 4.125%, 5/30/2023	174,000	140,505
		368,982
Telecommunication Services 1.3%
AT&T, Inc.:
2.45%, 6/30/2020	330,000	326,775
2.625%, 12/1/2022	500,000	475,597
3.4%, 5/15/2025	200,000	194,077
Crown Castle Towers LLC, 144A, 3.222%, 5/15/2022	240,000	235,927
Verizon Communications, Inc.:
3.5%, 11/1/2024	420,000	419,934
4.272%, 1/15/2036	600,000	549,945
4.672%, 3/15/2055	75,000	65,907
5.012%, 8/21/2054	100,000	92,439
		2,360,601
Utilities 0.4%
Electricite de France SA, 144A, 4.875%, 1/22/2044	250,000	249,037
Exelon Corp., 5.1%, 6/15/2045	270,000	277,895
Korea Hydro & Nuclear Power Co., Ltd., 144A, 2.375%, 10/28/2019	250,000	249,848
		776,780
Total Corporate Bonds (Cost $55,889,749)		54,980,066

Mortgage-Backed Securities Pass-Throughs 20.8%
Federal Home Loan Mortgage Corp.:
3.5%, with various maturities from 6/1/2028 until 7/1/2045 (b)	7,550,913	7,896,688
4.5%, 12/1/2040	1,474,595	1,598,620
5.0%, 12/1/2040	319,348	353,776
5.5%, 6/1/2039	170,254	188,698
6.0%, 11/1/2038	682,217	778,655
7.5%, 2/1/2035	411,766	494,294
Federal National Mortgage Association:
3.0%, 12/1/2042	1,570,235	1,591,731
3.5%, with various maturities from 11/1/2042 until 7/1/2045 (b)	10,121,327	10,550,337
4.0%, 7/1/2042 (b)	4,000,000	4,257,812
4.5%, 11/1/2043	1,036,397	1,135,892
5.0%, with various maturities from 12/1/2039 until 11/1/2041	3,540,483	3,949,255
5.5%, with various maturities from 2/1/2031 until 2/1/2042	2,154,165	2,421,953
6.5%, with various maturities from 5/1/2023 until 4/1/2037	571,566	656,033
Government National Mortgage Association:
3.0%, with various maturities from 7/15/2042 until 8/15/2042	1,614,855	1,653,867
4.5%, 7/15/2040	255,265	279,925
5.5%, 6/15/2038	239,917	272,933
6.5%, with various maturities from 12/15/2023 until 7/15/2039	1,061,099	1,238,417
Total Mortgage-Backed Securities Pass-Throughs (Cost $39,075,615)		39,318,886

Asset-Backed 5.7%
Automobile Receivables 1.2%
Avis Budget Rental Car Funding AESOP LLC, "C", Series 2015-1A, 144A, 3.96%, 7/20/2021	1,000,000	1,016,439
CPS Auto Receivables Trust, "D", Series 2012-A, 144A, 8.59%, 6/17/2019	12,209	12,272
SunTrust Auto Receivables Trust, "C", Series 2015-1A, 144A, 2.5%, 4/15/2021	1,200,000	1,217,033
		2,245,744
Miscellaneous 4.5%
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042	1,528,125	1,590,013
ING IM CLO Ltd.:
"A2", Series 2013-1A, 144A, 2.089%*, 4/15/2024	2,000,000	1,932,310
"A2", Series 2012-4A, 144A, 2.539%*, 10/15/2023	2,500,000	2,502,225
Magnetite CLO Ltd., "A2A", Series 2012-7A, 144A, 2.539%*, 1/15/2025	2,000,000	1,989,916
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055	247,866	247,451
SBA Tower Trust, "C", Series 2014-1A, 144A, 2.898%, 10/15/2044	330,000	328,090
		8,590,005
Total Asset-Backed (Cost $10,906,712)		10,835,749

Commercial Mortgage-Backed Securities 4.7%
CGBAM Commercial Mortgage Trust, "A", Series 2015-SMRT, 144A, 2.808%, 4/10/2028	1,000,000	1,014,739
GS Mortgage Securities Trust, "A4", Series 2014-GC22, 3.587%, 6/10/2047	1,000,000	1,033,684
Hilton U.S.A. Trust, "CFX", Series 2013-HLT, 144A, 3.714%, 11/5/2030	2,000,000	2,002,763
JPMBB Commercial Mortgage Securities Trust, "A3", Series 2015-C31, 3.801%, 8/15/2048	1,680,000	1,752,386
Morgan Stanley Re-REMIC Trust, "A4B", Series 2010-GG10, 144A, 5.795%*, 8/15/2045	410,000	428,939
Wells Fargo Commercial Mortgage Trust:
"A5", Series 2015-LC20, 3.184%, 4/15/2050	1,000,000	999,196
"A4", Series 2015-C27, 3.19%, 2/15/2048	1,670,000	1,665,046
Total Commercial Mortgage-Backed Securities (Cost $8,973,717)		8,896,753

Collateralized Mortgage Obligations 8.0%
Federal Home Loan Mortgage Corp.:
"PZ", Series 4094, 3.0%, 8/15/2042	1,171,893	1,123,232
"AI", Series 3763, Interest Only, 3.5%, 6/15/2025	671,486	45,364
"PI", Series 3773, Interest Only, 3.5%, 6/15/2025	254,374	13,848
"AI", Series 3730, Interest Only, 4.0%, 11/15/2028	179,746	4,058
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041	1,458,155	248,916
"ZP", Series 4490, 4.0%, 7/15/2045	1,112,227	1,119,440
"UA", Series 4298, 4.0%, 2/15/2054	903,278	931,890
"6", Series 233, Interest Only, 4.5%, 8/15/2035	515,354	85,998
"MS", Series 3055, Interest Only, 6.404%**, 10/15/2035	2,046,377	399,085
"SP", Series 4047, Interest Only, 6.454%**, 12/15/2037	1,398,115	208,737
"SG", Series 3859, Interest Only, 6.504%**, 11/15/2039	2,598,577	240,933
Federal National Mortgage Association:
"4", Series 406, Interest Only, 4.0%, 9/25/2040	1,002,672	175,769
"PZ", Series 2010-129, 4.5%, 11/25/2040	1,844,374	1,926,354
"KZ", Series 2010-134, 4.5%, 12/25/2040	781,784	821,189
"SD", Series 2003-129, Interest Only, 6.803%**, 1/25/2024	1,953,360	276,831
"YI", Series 2008-36, Interest Only, 7.003%**, 7/25/2036	3,646,570	740,693
"SN", Series 2003-7, Interest Only, 7.553%**, 2/25/2033	2,778,135	602,765
"S", Series 2003-2, Interest Only, 7.553%**, 2/25/2033	1,889,132	409,921
Freddie Mac Structured Agency Credit Risk Debt Notes, "M3", Series 2014-DN4, 4.744%*, 10/25/2024	720,000	717,467
Government National Mortgage Association:
"DI", Series 2014-102, Interest Only, 3.5%, 7/16/2029	10,132,952	943,089
"GC", Series 2010-101, 4.0%, 8/20/2040	1,000,000	1,085,485
"ME", Series 2014-4, 4.0%, 1/16/2044	1,000,000	1,082,141
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044	772,738	99,541
"AI", Series 2009-125, Interest Only, 4.5%, 3/20/2035	383,585	5,322
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039	902,028	151,953
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044	655,279	111,139
"PZ", Series 2010-106, 4.75%, 8/20/2040	797,891	823,472
"PI", Series 2009-76, Interest Only, 6.0%, 3/16/2039	1,208,692	138,828
"SB", Series 2014-81, 15.628%*, 6/20/2044	159,029	214,625
Wells Fargo Mortgage Backed Securities Trust, "1A2", Series 2003-L, 2.593%*, 11/25/2033	431,762	434,293
Total Collateralized Mortgage Obligations (Cost $15,659,645)		15,182,378

Government & Agency Obligations 29.4%
U.S. Government Sponsored Agency 1.2%
Federal Home Loan Mortgage Corp., 6.75%, 3/15/2031	1,500,000	2,193,661
U.S. Treasury Obligations 28.2%
U.S. Treasury Bills:
0.07%***, 12/3/2015 (c)	955,000	954,978
0.215%***, 2/11/2016 (c)	125,000	124,971
U.S. Treasury Bonds:
Zero Coupon, 8/15/2042	1,325,000	584,562
3.0%, 5/15/2045	3,818,000	3,863,091
3.125%, 8/15/2044	1,837,000	1,905,386
3.5%, 2/15/2039	3,600,000	4,041,468
3.75%, 11/15/2043	10,225,000	11,948,608
U.S. Treasury Notes:
1.0%, 8/31/2016 (d)	2,500,000	2,511,752
1.0%, 9/30/2016	750,000	753,799
1.25%, 1/31/2020	295,000	292,911
1.625%, 12/31/2019	500,000	504,427
2.0%, 8/15/2025	2,300,000	2,269,408
2.125%, 6/30/2022	1,750,000	1,779,213
2.25%, 11/15/2024	6,460,000	6,529,309
2.75%, 11/15/2023	5,350,000	5,647,733
2.75%, 2/15/2024	9,150,000	9,647,293
		53,358,909
Total Government & Agency Obligations (Cost $53,110,465)		55,552,570

Municipal Bonds and Notes 1.8%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018	2,314,385	2,363,357
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series A2, 7.431%, 7/1/2043	750,000	970,718
Total Municipal Bonds and Notes (Cost $3,064,385)		3,334,075

	Shares	Value ($)

Securities Lending Collateral 2.7%
Daily Assets Fund, 0.17% (e) (f) (Cost $5,093,403)	5,093,403	5,093,403

Cash Equivalents 6.6%
Central Cash Management Fund, 0.12% (e) (Cost $12,489,651)	12,489,651	12,489,651

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $204,263,342)†	108.8	205,683,531
Other Assets and Liabilities, Net	(8.8)	(16,721,172)
Net Assets	100.0	188,962,359

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2015.

** These securities are shown at their current rate as of October 31, 2015.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $204,311,376. At October 31, 2015, net unrealized appreciation for all securities based on tax cost was $1,372,155. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,644,318 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,272,163.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2015 amounted to $4,935,588, which is 2.6% of net assets.

(b) When-issued or delayed delivery security included.

(c) At October 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) At October 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for centrally cleared swap contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At October 31, 2015, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Prime Interest Rate Swap	USD	12/14/2015	30	3,105,938	(1,939)
10 Year U.S. Treasury Note	USD	12/21/2015	66	8,427,375	18,640
Total net unrealized appreciation					16,701

At October 31, 2015, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Ultra Long U.S. Treasury Bond	USD	12/21/2015	11	1,757,250	(14,623)

Currency Abbreviation
USD United States Dollar

At October 31, 2015, open written options contracts were as follows:

Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (g)
Put Options Pay Fixed — 2.0% – Receive Floating — 3-Month LIBOR	8/15/2016 8/15/2045	5,800,000[1]	8/11/2016	111,360	(100,595)
Pay Fixed — 2.22% – Receive Floating — 3-Month LIBOR	7/13/2016 7/13/2046	5,800,000[2]	7/11/2016	109,040	(145,668)
Total				220,400	(246,263)

(g) Unrealized depreciation on written options on interest rate swap contracts at October 31, 2015 was $25,863.

At October 31, 2015, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 9/18/2017	28,300,000	Floating — 3-Month LIBOR	Fixed — 1.557%	348,589	372,419
12/16/2015 9/17/2035	7,400,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(572,482)	(423,546)
12/16/2015 9/16/2025	19,700,000	Fixed — 2.64%	Floating — 3-Month LIBOR	(991,385)	(884,026)
Total net unrealized depreciation					(935,153)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at October 31, 2015 is 0.33%.

Counterparty:

1 Nomura International PLC

2 Citigroup, Inc.

For information on the Fund's policy and additional disclosures regarding futures contracts, options contracts and interest rate swap contracts please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$ —	$ 54,980,066	$ —	$ 54,980,066
Mortgage-Backed Securities Pass-Throughs	—	39,318,886	—	39,318,886
Asset-Backed	—	10,835,749	—	10,835,749
Commercial Mortgage-Backed Securities	—	8,896,753	—	8,896,753
Collateralized Mortgage Obligations	—	15,182,378	—	15,182,378
Government & Agency Obligations	—	55,552,570	—	55,552,570
Municipal Bonds and Notes	—	3,334,075	—	3,334,075
Short-Term Investments (h)	17,583,054	—	—	17,583,054
Derivatives (i)
Futures Contracts	18,640	—	—	18,640
Interest Rate Swap Contracts	—	372,419	—	372,419
Total	$ 17,601,694	$ 188,472,896	$ —	$ 206,074,590
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)
Futures Contracts	$ (16,562)	$ —	$ —	$ (16,562)
Written Options	—	(246,263)		(246,263)
Interest Rate Swap Contracts	—	(1,307,572)	—	(1,307,572)
Total	$ (16,562)	$ (1,553,835)	$ —	$ (1,570,397)

There have been no transfers between fair value measurement levels during the year ended October 31, 2015.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on futures contracts, interest rate swap contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $186,680,288) — including $4,935,588 of securities loaned	$ 188,100,477
Investment in Daily Assets Fund (cost $5,093,403)*	5,093,403
Investment in Central Cash Management Fund (cost $12,489,651)	12,489,651
Total investments in securities, at value (cost $204,263,342)	205,683,531
Cash	1,430,098
Receivable for investments sold	704,458
Receivable for investments sold — when-issued security	2,075,655
Receivable for Fund shares sold	21,451
Interest receivable	1,305,704
Receivable for variation margin on futures contracts	1,906
Foreign taxes recoverable	682
Other assets	23,579
Total assets	211,247,064
Liabilities
Payable upon return of securities loaned	5,093,403
Payable for investments purchased	1,165,861
Payable for investments purchased — when-issued securities	15,086,006
Payable for Fund shares redeemed	170,242
Payable for variation margin on centrally cleared swaps	162,313
Options written, at value (premium received $220,400)	246,263
Distributions payable	49,405
Accrued management fee	35,978
Accrued Trustees' fees	2,541
Other accrued expenses and payables	272,693
Total liabilities	22,284,705
Net assets, at value	$ 188,962,359

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2015 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(4,994)
Net unrealized appreciation (depreciation) on: Investments	1,420,189
Swap contracts	(935,153)
Futures	2,078
Written options	(25,863)
Accumulated net realized gain (loss)	(254,182,733)
Paid-in capital	442,688,835
Net assets, at value	$ 188,962,359
Net Asset Value
Class A Net Asset Value and redemption price per share ($68,533,840 ÷ 6,959,311 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.85
Maximum offering price per share (100 ÷ 95.50 of $9.85)	$ 10.31

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($68,206 ÷ 6,928 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.84

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,721,303 ÷ 987,121 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.85
Class R Net Asset Value, offering and redemption price per share ($152,481 ÷ 15,403 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.90
Class S Net Asset Value, offering and redemption price per share ($43,173,179 ÷ 4,386,624 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.84
Institutional Class Net Asset Value, offering and redemption price per share ($67,313,350 ÷ 6,835,424 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.85

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2015
Investment Income
Income: Interest	$ 6,160,211
Income distributions — Central Cash Management Fund	12,303
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	17,737
Total income	6,190,251
Expenses: Management fee	809,967
Administration fee	202,492
Services to shareholders	323,417
Distribution and service fees	280,060
Custodian fee	26,133
Professional fees	98,460
Reports to shareholders	56,406
Registration fees	69,988
Trustees' fees and expenses	9,332
Other	25,900
Total expenses before expense reductions	1,902,155
Expense reductions	(306,315)
Total expenses after expense reductions	1,595,840
Net investment income	4,594,411
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,777,704
Swap contracts	(334,761)
Futures	(1,319,900)
123,043
Change in net unrealized appreciation (depreciation) on: Investments	(1,389,832)
Swap contracts	(935,153)
Futures	311,187
Written options	(25,863)
(2,039,661)
Net gain (loss)	(1,916,618)
Net increase (decrease) in net assets resulting from operations	$ 2,677,793

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2015	2014
Operations: Net investment income	$ 4,594,411	$ 6,833,937
Net realized gain (loss)	123,043	(123,142)
Change in net unrealized appreciation (depreciation)	(2,039,661)	4,709,519
Net increase (decrease) in net assets resulting from operations	2,677,793	11,420,314
Distributions to shareholders from: Net investment income: Class A	(1,642,235)	(3,009,790)
Class B	(2,913)	(11,867)
Class C	(145,344)	(202,664)
Class R	(4,937)	(10,944)
Class S	(1,108,573)	(693,288)
Institutional Class	(1,670,837)	(2,899,118)
Total distributions	(4,574,839)	(6,827,671)
Fund share transactions: Proceeds from shares sold	32,181,599	55,255,323
Reinvestment of distributions	4,410,806	6,618,704
Payments for shares redeemed	(55,731,199)	(159,546,511)
Net increase (decrease) in net assets from Fund share transactions	(19,138,794)	(97,672,484)
Increase (decrease) in net assets	(21,035,840)	(93,079,841)
Net assets at beginning of period	209,998,199	303,078,040
Net assets at end of period (including accumulated distributions in excess of net investment income of $4,994 and $47,528, respectively)	$ 188,962,359	$ 209,998,199

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.94	$ 9.75	$ 10.12	$ 9.65	$ 9.45
Income (loss) from investment operations: Net investment income[a]	.22	.26	.26	.23	.24
Net realized and unrealized gain (loss)	(.09)	.18	(.37)	.47	.20
Total from investment operations	.13	.44	(.11)	.70	.44
Less distributions from: Net investment income	(.22)	(.25)	(.26)	(.23)	(.24)
Net asset value, end of period	$ 9.85	$ 9.94	$ 9.75	$ 10.12	$ 9.65
Total Return (%)[b,c]	1.27[e]	4.57	(1.07)	7.36	4.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	79	135	164	173
Ratio of expenses before expense reductions (%)	1.07	1.06	1.04	1.00	1.06
Ratio of expenses after expense reductions (%)	.87	.89	.89	.95	.95
Ratio of net investment income (%)	2.19	2.59	2.63	2.35	2.50
Portfolio turnover rate (%)	318	302[d]	241[d]	300	384

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rates, including reverse repurchase agreements, were 307% and 248% for the periods ended October 31, 2014 and October 31, 2013, respectively.

[e] Includes non-affiliated litigation settlement, which amounted to $0.055 for the period ended October 31, 2015. Excluding this non-recurring payment, total return would have been 0.62% lower for the period ended October 31, 2015.

Class B	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.94	$ 9.75	$ 10.12	$ 9.64	$ 9.44
Income (loss) from investment operations: Net investment income[a]	.15	.19	.18	.16	.16
Net realized and unrealized gain (loss)	(.11)	.18	(.36)	.48	.20
Total from investment operations	.04	.37	(.18)	.64	.36
Less distributions from: Net investment income	(.14)	(.18)	(.19)	(.16)	(.16)
Net asset value, end of period	$ 9.84	$ 9.94	$ 9.75	$ 10.12	$ 9.64
Total Return (%)[b,c]	.40[e]	3.80	(1.83)	6.67	3.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.4	1	2	4
Ratio of expenses before expense reductions (%)	2.21	1.89	1.86	1.77	1.76
Ratio of expenses after expense reductions (%)	1.61	1.62	1.64	1.71	1.70
Ratio of net investment income (%)	1.48	1.91	1.81	1.60	1.75
Portfolio turnover rate (%)	318	302[d]	241[d]	300	384

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rates, including reverse repurchase agreements, were 307% and 248% for the periods ended October 31, 2014 and October 31, 2013, respectively.

[e] Includes non-affiliated litigation settlement, which amounted to $0.055 for the period ended October 31, 2015. Excluding this non-recurring payment, total return would have been 0.51% lower for the period ended October 31, 2015.

Class C	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.94	$ 9.75	$ 10.12	$ 9.65	$ 9.45
Income (loss) from investment operations: Net investment income[a]	.14	.18	.18	.16	.17
Net realized and unrealized gain (loss)	(.09)	.19	(.36)	.47	.20
Total from investment operations	.05	.37	(.18)	.63	.37
Less distributions from: Net investment income	(.14)	(.18)	(.19)	(.16)	(.17)
Net asset value, end of period	$ 9.85	$ 9.94	$ 9.75	$ 10.12	$ 9.65
Total Return (%)[b,c]	.51[e]	3.80	(1.82)	6.57	3.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	10	12	21	18
Ratio of expenses before expense reductions (%)	1.80	1.76	1.72	1.71	1.73
Ratio of expenses after expense reductions (%)	1.62	1.64	1.64	1.70	1.70
Ratio of net investment income (%)	1.44	1.82	1.83	1.61	1.75
Portfolio turnover rate (%)	318	302[d]	241[d]	300	384

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rates, including reverse repurchase agreements, were 307% and 248% for the periods ended October 31, 2014 and October 31, 2013, respectively.

[e] Includes non-affiliated litigation settlement, which amounted to $0.055 for the period ended October 31, 2015. Excluding this non-recurring payment, total return would have been 0.51% lower for the period ended October 31, 2015.

Class R	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.99	$ 9.81	$ 10.17	$ 9.70	$ 9.50
Income (loss) from investment operations: Net investment income[a]	.19	.23	.23	.21	.21
Net realized and unrealized gain (loss)	(.09)	.18	(.35)	.47	.21
Total from investment operations	.10	.41	(.12)	.68	.42
Less distributions from: Net investment income	(.19)	(.23)	(.24)	(.21)	(.22)
Net asset value, end of period	$ 9.90	$ 9.99	$ 9.81	$ 10.17	$ 9.70
Total Return (%)[b]	1.01[d]	4.19	(1.21)	7.07	4.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	.3	1	1	2
Ratio of expenses before expense reductions (%)	1.48	1.41	1.37	1.35	1.59
Ratio of expenses after expense reductions (%)	1.12	1.14	1.14	1.20	1.19
Ratio of net investment income (%)	1.93	2.37	2.31	2.10	2.26
Portfolio turnover rate (%)	318	302[c]	241[c]	300	384

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The portfolio turnover rates, including reverse repurchase agreements, were 307% and 248% for the periods ended October 31, 2014 and October 31, 2013, respectively.

[d] Includes non-affiliated litigation settlement, which amounted to $0.055 for the period ended October 31, 2015. Excluding this non-recurring payment, total return would have been 0.51% lower for the period ended October 31, 2015.

Class S	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.93	$ 9.75	$ 10.12	$ 9.64	$ 9.44
Income (loss) from investment operations: Net investment income[a]	.23	.26	.27	.25	.25
Net realized and unrealized gain (loss)	(.09)	.19	(.36)	.48	.20
Total from investment operations	.14	.45	(.09)	.73	.45
Less distributions from: Net investment income	(.23)	(.27)	(.28)	(.25)	(.25)
Net asset value, end of period	$ 9.84	$ 9.93	$ 9.75	$ 10.12	$ 9.64
Total Return (%)	1.32[b,d]	4.75[b]	(.92)[b]	7.69[b]	4.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	49	23	30	31
Ratio of expenses before expense reductions (%)	.81	.75	.77	.74	.78
Ratio of expenses after expense reductions (%)	.72	.73	.74	.74	.78
Ratio of net investment income (%)	2.34	2.64	2.77	2.57	2.67
Portfolio turnover rate (%)	318	302[c]	241[c]	300	384

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The portfolio turnover rates, including reverse repurchase agreements, were 307% and 248% for the periods ended October 31, 2014 and October 31, 2013, respectively.

[d] Includes non-affiliated litigation settlement, which amounted to $0.055 for the period ended October 31, 2015. Excluding this non-recurring payment, total return would have been 0.52% lower for the period ended October 31, 2015.

Institutional Class	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.94	$ 9.75	$ 10.12	$ 9.65	$ 9.45
Income (loss) from investment operations: Net investment income[a]	.24	.28	.29	.26	.26
Net realized and unrealized gain (loss)	(.09)	.18	(.37)	.47	.20
Total from investment operations	.15	.46	(.08)	.73	.46
Less distributions from: Net investment income	(.24)	(.27)	(.29)	(.26)	(.26)
Net asset value, end of period	$ 9.85	$ 9.94	$ 9.75	$ 10.12	$ 9.65
Total Return (%)	1.52[b,d]	4.83[b]	(.82)[b]	7.67[b]	4.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67	71	131	172	141
Ratio of expenses before expense reductions (%)	.75	.71	.67	.67	.68
Ratio of expenses after expense reductions (%)	.62	.64	.64	.67	.68
Ratio of net investment income (%)	2.44	2.85	2.87	2.64	2.77
Portfolio turnover rate (%)	318	302[c]	241[c]	300	384

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The portfolio turnover rates, including reverse repurchase agreements, were 307% and 248% for the periods ended October 31, 2014 and October 31, 2013, respectively.

[d] Includes non-affiliated litigation settlement, which amounted to $0.055 for the period ended October 31, 2015. Excluding this non-recurring payment, total return would have been 0.61% lower for the period ended October 31, 2015.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Core Fixed Income Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are not subject to an initial sales charge or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended October 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of October 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $253,613,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017 (the expiration date), whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 44,411
Capital loss carryforwards	$ (253,613,000)
Net unrealized appreciation (depreciation) on investments	$ 1,372,155

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2015	2014
Distributions from ordinary income*	$ 4,574,839	$ 6,827,671

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $89,700,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2015, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $114,037,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $125,364,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended October 31, 2015, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange-traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no purchased option contracts as of October 31, 2015. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $246,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ 18,640	$ 372,419	$ 391,059

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Written Options	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a) (b)	$ (246,263)	$ (16,562)	$ (1,307,572)	$ (1,570,397)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value

(b) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ (1,319,900)	$ (334,761)	$ (1,654,661)
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Net realized gain (loss) on futures and swap contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ (25,863)	$ 311,187	$ (935,153)	$ (649,829)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on written options, futures and swap contracts, respectively

As of October 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$ 145,668	$ —	$ —	$ 145,668
Nomura International PLC	100,595	—	—	100,595
	$ 246,263	$ —	$ —	$ 246,263

C. Purchases and Sales of Securities

During the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $531,948,659 and $538,173,430, respectively. Purchases and sales of U.S. Treasury obligations aggregated $108,908,727 and $100,553,876, respectively.

For the year ended October 31, 2015, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premium
Outstanding, beginning of period	$ —	$ —
Options written	11,600,000	220,400
Outstanding, end of period	$ 11,600,000	$ 220,400

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Over $5 billion of such net assets	.355%

Accordingly, for the year ended October 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund's average daily net assets.

For the period from November 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.87%
Class B	1.62%
Class C	1.62%
Class R	1.12%
Class S	.72%
Institutional Class	.62%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.86%
Class B	1.61%
Class C	1.61%
Class R	1.11%
Class S	.71%
Institutional Class	.61%

For the year ended October 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 154,316
Class B	1,199
Class C	18,027
Class R	924
Class S	41,100
Institutional Class	90,749
$ 306,315

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2015, the Administration Fee was $202,492, of which $16,191 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2015
Class A	$ 35,855	$ 4,640
Class B	699	84
Class C	3,737	501
Class R	276	43
Class S	19,519	2,325
Institutional Class	2,842	477
	$ 62,928	$ 8,070

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DeAWM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended October 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2015
Class B	$ 1,518	$ 49
Class C	76,650	6,216
Class R	646	45
	$ 78,814	$ 6,310

In addition, DDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A, Class B, Class C and Class R at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2015	Annual Rate
Class A	$ 174,680	$ 29,780.23%
Class B	498	35.25%
Class C	25,490	4,282.25%
Class R	578	161.22%
	$ 201,246	$ 34,258

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2015, aggregated $1,181.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2015, the CDSC for Class B and C shares aggregated $472 and $938, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2015, DDI received $575 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to Shareholders" aggregated $19,939, of which $8,989 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2015, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,542.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2015.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At October 31, 2015, there was one affiliated shareholder account that held approximately 12% of the outstanding shares of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,633,623	$ 16,259,289	1,526,067	$ 15,051,542
Class B	84	830	4,561	45,014
Class C	137,849	1,374,136	93,138	918,190
Class R	3,591	35,975	8,875	87,359
Class S	675,612	6,728,935	3,110,871	30,808,025
Institutional Class	781,769	7,782,434	850,259	8,345,193
		$ 32,181,599		$ 55,255,323
Shares issued to shareholders in reinvestment of distributions
Class A	157,372	$ 1,564,910	298,106	$ 2,927,162
Class B	290	2,891	1,119	10,966
Class C	12,100	120,336	16,841	165,372
Class R	475	4,749	1,018	10,043
Class S	110,141	1,094,970	68,196	670,832
Institutional Class	163,233	1,622,950	288,689	2,834,329
		$ 4,410,806		$ 6,618,704
Shares redeemed
Class A	(2,812,572)	$ (27,924,770)	(7,683,031)	$ (75,791,877)
Class B	(34,041)	(339,831)	(66,073)	(648,153)
Class C	(218,418)	(2,170,182)	(312,361)	(3,068,343)
Class R	(22,610)	(225,161)	(58,260)	(572,528)
Class S	(1,309,844)	(12,975,165)	(626,591)	(6,162,520)
Institutional Class	(1,216,136)	(12,096,090)	(7,470,042)	(73,303,090)
		$ (55,731,199)		$ (159,546,511)
Net increase (decrease)
Class A	(1,021,577)	$ (10,100,571)	(5,858,858)	$ (57,813,173)
Class B	(33,667)	(336,110)	(60,393)	(592,173)
Class C	(68,469)	(675,710)	(202,382)	(1,984,781)
Class R	(18,544)	(184,437)	(48,367)	(475,126)
Class S	(524,091)	(5,151,260)	2,552,476	25,316,337
Institutional Class	(271,134)	(2,690,706)	(6,331,094)	(62,123,568)
		$ (19,138,794)		$ (97,672,484)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and Shareholders of Deutsche Core Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Core Fixed Income Fund (the "Fund") at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the years indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015 to October 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 987.30	$ 983.60	$ 984.60	$ 986.20	$ 988.00	$ 988.60
Expenses Paid per $1,000*	$ 4.36	$ 8.00	$ 8.10	$ 5.61	$ 3.61	$ 3.11
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 1,020.82	$ 1,017.14	$ 1,017.04	$ 1,019.56	$ 1,021.58	$ 1,022.08
Expenses Paid per $1,000*	$ 4.43	$ 8.13	$ 8.24	$ 5.70	$ 3.67	$ 3.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
Deutsche Core Fixed Income Fund	.87%	1.60%	1.62%	1.12%	.72%	.62%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 21% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Core Fixed Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board noted that from January 3, 2011 to June 2, 2014 Fischer Francis Trees & Watts, Inc. provided portfolio management services to the Fund pursuant to a sub-advisory agreement with DIMA. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SFXAX	SFXBX	SFXCX	SFXSX	MFINX
CUSIP Number	25155T 775	25155T 783	25155T 791	25155T 403	25155T 825
Fund Number	493	693	793	2394	593

For shareholders of Class R
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SFXRX
CUSIP Number	25155T 817
Fund Number	1504

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche core fixed income fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$78,457	$0	$0	$0
2014	$76,267	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$30,661	$0	$30,661
2014	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Core Fixed Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2015